Exhibit 10(a)16
SECOND AMENDMENT TO THE SOUTHERN COMPANY
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
WHEREAS, the Board of Directors of Southern Company Services, Inc. (the “Company”) heretofore established and adopted the Southern Company Supplemental Executive Retirement Plan, as amended and restated effective June 30, 2016 (the “Plan”); and
WHEREAS, the Company desires to amend the Plan to add “Southern Power Company” as an Affiliated Employer; and
WHEREAS, Section 6.2 of the Plan provides in relevant part that the Plan may be amended or modified at any time by the Company.
NOW, THEREFORE, effective as the date set forth below, the Company hereby amends the Plan as follows:
1.
Effective January 1, 2018, Appendix A of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:
APPENDIX A

THE SOUTHERN COMPANY SUPPLEMENTAL
EXECUTIVE RETIREMENT PLAN

AFFILIATED EMPLOYERS AS OF JANUARY 1, 2018
Alabama Power Company
Georgia Power Company
Gulf Power Company
Mississippi Power Company
Southern Communications Services, Inc.
Southern Company Energy Solutions, LLC
Southern Company Services, Inc.
Southern Nuclear Operating Company, Inc.
Southern Power Company

2.
Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect.

[SIGNATURE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Company, through its duly authorized officer, has adopted this Second Amendment to the Southern Company Supplemental Executive Retirement Plan, as amended and restated as of June 30, 2016 this 29th day of November, 2017.

SOUTHERN COMPANY SERVICES, INC.
By:	/s/Nancy E. Sykes
Name:	Nancy E. Sykes
Its:	EVP & Chief Human Resources Officer

2